Exhibit 99.1

Vroom Announces Fourth Quarter and Full Year 2024 Results

Vroom Completes Recapitalization

Positions the Company for Long-Term Growth

NEW YORK – March 11, 2025 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the fourth quarter and fiscal year ended December 31, 2024.

HIGHLIGHTS OF FOURTH QUARTER AND FULL YEAR 2024

•
$57.5 million consolidated total cash and excess liquidity as of December 31, 2024
o
$29.3 million cash and cash equivalents as of December 31, 2024
o
$28.2 million of liquidity available to UACC under the warehouse credit facilities
•
$(36.7) million and $(138.2) million net loss from continuing operations for the fourth quarter and full year, respectively
•
$(18.2) million and $(83.4) million Adjusted EBITDA1 for the fourth quarter and full year, respectively
•
Completed recapitalization of unsecured convertible senior notes on January 14, 2025, emerging without any long-term debt at the Vroom, Inc. level, strengthening our balance sheet
•
We expect our post-emergence tangible book value2 to be approximately $150 million as of January 15, 2025
•
Extended warehouse agreement with one lender into 2026 in first quarter 2025, and in negotiations to extend additional facilities in the second quarter 2025
•
Announced UACC’s 17th securitization transaction on March 3, 2025; issuing $324 million of fixed-rate asset-backed notes, expected to close in mid-March
•
Secured $25 million line of credit in March 2025, further strengthening our liquidity position to execute our Long-Term Strategic Plan

Tom Shortt, the Company’s Chief Executive Officer, said, “The last year was pivotal. We successfully wound down our ecommerce used vehicle dealership business, developed a Long-Term Strategic Plan to capitalize on our remaining assets including UACC, CarStory and the Vroom ecommerce technology and IP, began the process of recapitalizing our business and ended the year with $57.5 million of consolidated total cash and excess liquidity. We enter 2025 having completed the recapitalization and with continued focus on executing our Long-Term Strategic Plan.”

1) Adjusted EBITDA is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see Non-GAAP Financial Measures section below.

2) Tangible book value is a non-GAAP measure and represents total assets, excluding intangible assets less liabilities. A reconciliation of tangible book value to equity is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the fresh-start accounting valuation adjustments, which have not been completed at this time.

FOURTH QUARTER AND FULL YEAR 2024 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted. The following financial information is unaudited.

	Three Months Ended December 31,			Year Ended December 31,
	2024	2023	$ Change	2024	2023	$ Change
Interest income	$48,681	$49,540	$(859)	$201,833	$178,482	$23,351

Interest expense:
Warehouse credit facility	6,568	7,635	(1,067)	29,276	19,914	9,362
Securitization debt	8,124	5,537	2,587	30,084	21,979	8,105
Total interest expense	14,692	13,172	1,520	59,360	41,893	17,467
Net interest income	33,989	36,368	(2,379)	142,473	136,589	5,884

Realized and unrealized losses, net of recoveries	31,974	46,368	(14,394)	119,868	122,541	(2,673)
Net interest income after losses and recoveries	2,015	(10,000)	12,015	22,605	14,048	8,557

Noninterest income:
Servicing income	1,400	2,206	(806)	6,501	10,041	(3,540)
Warranties and GAP income (loss), net	1,737	1,981	(244)	(2,610)	5,713	(8,323)
CarStory revenue	2,828	2,992	(164)	11,610	12,384	(774)
Gain on debt extinguishment	—	18,238	(18,238)	—	37,878	(37,878)
Other income	2,506	950	1,556	10,850	9,110	1,740
Total noninterest income	8,471	26,367	(17,896)	26,351	75,126	(48,775)

Expenses:
Compensation and benefits	20,642	22,287	(1,645)	97,293	86,700	10,593
Professional fees	5,617	3,487	2,130	12,035	14,552	(2,517)
Software and IT costs	3,065	4,866	(1,801)	15,083	19,601	(4,518)
Depreciation and amortization	7,123	7,393	(270)	29,086	29,113	(27)
Interest expense on corporate debt	1,285	1,516	(231)	5,826	5,976	(150)
Impairment charges	—	—	—	5,159	—	5,159
Other expenses	3,443	4,056	(613)	16,294	17,687	(1,393)
Total expenses	41,175	43,605	(2,430)	180,776	173,629	7,147

Loss from continuing operations before reorganization items and provision for income taxes	(30,689)	(27,238)	(3,451)	(131,820)	(84,455)	(47,365)
Reorganization items, net	5,564	—	5,564	5,564	—	5,564
Loss from continuing operations before provision for income taxes	(36,253)	(27,238)	(9,015)	(137,384)	(84,455)	(52,929)
Provision for income taxes from continuing operations	463	(334)	797	856	642	214
Net loss from continuing operations	$(36,716)	$(26,904)	$(9,812)	$(138,240)	$(85,097)	$(53,143)
Net loss from discontinued operations	$140	$(114,200)	$114,340	$(26,884)	$(279,514)	$252,630
Net loss	$(36,576)	$(141,104)	$104,528	$(165,124)	$(364,611)	$199,487

Results by Segment

UACC

	Three Months Ended December 31,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$49,230	$50,072	$(842)	(1.7)%

Interest expense:
Warehouse credit facility	6,568	7,635	(1,067)	(14.0)%
Securitization debt	8,124	5,537	2,587	46.7%
Total interest expense	14,692	13,172	1,520	11.5%
Net interest income	34,538	36,900	(2,362)	(6.4)%

Realized and unrealized losses, net of recoveries	21,169	29,391	(8,222)	(28.0)%
Net interest income after losses and recoveries	13,369	7,509	5,860	78.0%

Noninterest income:
Servicing income	1,400	2,206	(806)	(36.5)%
Warranties and GAP income, net	2,465	2,703	(238)	(8.8)%
Other income	2,068	608	1,460	240.1%
Total noninterest income	5,933	5,517	416	7.5%

Expenses:
Compensation and benefits	17,230	17,848	(618)	(3.5)%
Professional fees	1,180	991	189	19.0%
Software and IT costs	2,349	3,071	(722)	(23.5)%
Depreciation and amortization	5,527	5,787	(260)	(4.5)%
Interest expense on corporate debt	615	507	108	21.2%
Other expenses	1,887	1,889	(2)	(0.1)%
Total expenses	28,788	30,094	(1,306)	(4.3)%

Adjusted EBITDA	$(2,719)	$(10,765)	$8,046	74.7%

Interest income on cash and cash equivalents	$(497)	$(570)	73	12.8%
Stock compensation expense	$835	$580	255	44.0%
Severance	$287	$—	287	100.0%

	Year Ended December 31,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$203,962	$180,970	$22,992	12.7%

Interest expense:
Warehouse credit facility	29,276	19,914	9,362	47.0%
Securitization debt	30,084	21,979	8,105	36.9%
Total interest expense	59,360	41,893	17,467	41.7%
Net interest income	144,602	139,077	5,525	4.0%

Realized and unrealized losses, net of recoveries	98,629	92,372	6,257	6.8%
Net interest income after losses and recoveries	45,973	46,705	(732)	(1.6)%

Noninterest income:
Servicing income	6,501	10,041	(3,540)	(35.3)%
Warranties and GAP income, net	7,789	7,871	(82)	(1.0)%
Other income	8,334	3,209	5,125	159.7%
Total noninterest income	22,624	21,121	1,503	7.1%

Expenses:
Compensation and benefits	76,374	67,807	8,567	12.6%
Professional fees	3,506	5,395	(1,889)	(35.0)%
Software and IT costs	10,397	10,116	281	2.8%
Depreciation and amortization	22,683	22,685	(2)	(0.0)%
Interest expense on corporate debt	2,396	1,680	716	42.6%
Impairment charges	5,159	—	5,159	100.0%
Other expenses	9,457	7,809	1,648	21.1%
Total expenses	129,972	115,492	14,480	12.5%

Adjusted EBITDA	$(29,808)	$(23,185)	$(6,623)	28.6%

Interest income on cash and cash equivalents	$(2,173)	$(2,044)	(129)	6.3%
Stock compensation expense	$2,702	$2,160	542	25.1%
Severance	$800	$—	800	100.0%

CarStory

	Three Months Ended December 31,
	2024	2023	Change	% Change
	(in thousands)
Noninterest income:
CarStory revenue	$2,828	$2,992	$(164)	(5.5)%
Other income	130	162	(32)	(19.8)%
Total noninterest income	2,958	3,154	(196)	(6.2)%

Expenses:
Compensation and benefits	2,491	1,803	688	38.2%
Professional fees	62	76	(14)	(18.4)%
Software and IT costs	10	171	(161)	(94.1)%
Depreciation and amortization	1,596	1,606	(10)	(0.6)%
Other expenses	114	122	(8)	(6.6)%
Total expenses	4,273	3,778	495	13.1%

Adjusted EBITDA	$192	$1,078	$(886)	(82.2)%

Interest income on cash and cash equivalents	$(130)	$(162)	32	19.9%
Stock compensation expense	$41	$258	(217)	(84.1)%

	Year Ended December 31,
	2024	2023	Change	% Change
	(in thousands)
Noninterest income:
CarStory revenue	$11,610	$12,384	$(774)	(6.3)%
Other income	692	444	248	55.9%
Total noninterest income	12,302	12,828	(526)	(4.1)%

Expenses:
Compensation and benefits	10,293	8,953	1,340	15.0%
Professional fees	152	341	(189)	(55.4)%
Software and IT costs	215	197	18	9.2%
Depreciation and amortization	6,403	6,428	(25)	(0.4)%
Other expenses	414	584	(170)	(29.1)%
Total expenses	17,477	16,503	974	5.9%

Adjusted EBITDA	$912	$3,399	$(2,487)	(73.2)%

Interest income on cash and cash equivalents	$(691)	$(437)	(254)	58.1%
Stock compensation expense	$375	$1,083	(708)	(65.3)%

Corporate

	Three Months Ended December 31,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$(549)	$(532)	$(17)	3.2%

Realized and unrealized losses, net of recoveries	10,805	16,977	(6,172)	(36.4)%
Net interest income after losses and recoveries	(11,354)	(17,509)	6,155	35.2%

Noninterest income:
Warranties and GAP loss, net	$(728)	$(722)	$(6)	0.9%
Gain on debt extinguishment	—	18,238	(18,238)	(100.0)%
Other income	308	180	128	71.1%
Total noninterest income	(420)	17,696	(18,116)	(102.4)%

Expenses:
Compensation and benefits	921	2,636	(1,715)	(65.1)%
Professional fees	4,375	2,419	1,956	80.8%
Software and IT costs	706	1,624	(918)	(56.5)%
Interest expense on corporate debt	670	1,009	(339)	(33.6)%
Other expenses	1,442	2,044	(602)	(29.5)%
Total expenses	8,114	9,733	(1,619)	(16.6)%

	Year Ended December 31,
	2024	2023	Change	% Change
	(in thousands)
Interest income	$(2,129)	$(2,488)	$359	14.4%

Realized and unrealized losses, net of recoveries	21,239	30,169	(8,930)	(29.6)%
Net interest income after losses and recoveries	(23,368)	(32,657)	9,289	28.4%

Noninterest (loss) income:
Warranties and GAP loss, net	(10,399)	(2,158)	$(8,241)	382.0%
Gain on debt extinguishment	—	37,878	(37,878)	(100.0)%
Other income	1,824	5,457	(3,633)	(66.6)%
Total noninterest (loss) income	(8,575)	41,177	(49,752)	(120.8)%

Expenses:
Compensation and benefits	10,626	9,940	686	6.9%
Professional fees	8,377	8,816	(439)	(5.0)%
Software and IT costs	4,471	9,288	(4,817)	(51.9)%
Interest expense on corporate debt	3,430	4,296	(866)	(20.2)%
Other expenses	6,422	9,295	(2,873)	(30.9)%
Total expenses	33,326	41,635	(8,309)	(20.0)%

Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: EBITDA and Adjusted EBITDA. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures.

EBITDA and Adjusted EBITDA are supplemental performance measures that our management uses to assess our operating performance and the operating leverage in our business. Because EBITDA and Adjusted EBITDA facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes.

EBITDA and Adjusted EBITDA

We calculate EBITDA as net loss before interest expense on corporate debt, interest income on cash and cash equivalents, income tax expense and depreciation and amortization expense.

We calculate Adjusted EBITDA as EBITDA adjusted to exclude stock compensation expense, severance expense related to the continuing operations, bankruptcy costs, which represent professional fees incurred related to the bankruptcy prior to filing of the petition, reorganization items, net, which relate to certain charges incurred during the bankruptcy proceedings, such as legal and professional fees incurred directly as a result of the bankruptcy proceeding, the write-off of deferred financing costs and discount on debt subject to compromise and other related charges, gain on debt extinguishment and long-lived asset impairment charges.

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to net loss from continuing operations, which is the most directly comparable U.S. GAAP measure:

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(in thousands)		(in thousands)
Net loss from continuing operations	$(36,716)	$(26,904)	$(138,240)	$(85,097)
Adjusted to exclude the following:
Interest expense on corporate debt	1,285	1,516	5,826	5,976
Interest income on cash and cash equivalents	(719)	(914)	(3,940)	(7,940)
Provision for income taxes	463	(334)	856	642
Depreciation and amortization	7,123	7,393	29,086	29,113
EBITDA	$(28,564)	$(19,243)	$(106,412)	$(57,306)
Stock compensation expense	935	1,767	5,949	6,893
Severance	287	—	2,735	—
Bankruptcy costs (prepetition filing)	3,582	—	3,582	—
Reorganization items, net	5,564	—	5,564	—
Gain on debt extinguishment	—	(18,238)	—	(37,878)
Impairment charges	—	—	5,159	—
Adjusted EBITDA	$(18,196)	$(35,714)	$(83,423)	$(88,291)

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. Prior to January 2024, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the restructuring, including its impact and intended benefits, our strategic initiatives, cost-savings and their expected benefits, including our ability to execute on our Long-Term Strategic Plan to capitalize on our remaining assets, our expectations regarding UACC's business, including with respect to originations and the impact of credit tightening, future results of operations and financial position, including profitability and our available liquidity under the warehouse credit facilities, and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(DEBTOR-IN-POSSESSION)

(in thousands, except share and per share amounts)

(unaudited)

	As of December 31,
	2024	2023
ASSETS
Cash and cash equivalents	$29,343	$135,585
Restricted cash (including restricted cash of consolidated VIEs of $48.1 million and $49.1 million, respectively)	49,026	73,234
Finance receivables at fair value (including finance receivables of consolidated VIEs of $467.3 million and $341.4 million, respectively)	503,848	348,670
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $310.0 million and $457.2 million, respectively)	318,192	503,546
Interest receivable (including interest receivables of consolidated VIEs of $13.3 million and $13.7 million, respectively)	14,067	14,484
Property and equipment, net	4,064	4,982
Intangible assets, net	104,869	131,892
Operating lease right-of-use assets	6,872	7,063
Other assets (including other assets of consolidated VIEs of $10.8 million and $13.3 million, respectively)	35,472	59,429
Assets from discontinued operations	943	196,537
Total assets	$1,066,696	$1,475,422
LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Warehouse credit facilities of consolidated VIEs	$359,912	$421,268
Long-term debt (including securitization debt of consolidated VIEs of $210.7 million at amortized cost and $142.6 million at fair value as of December 31, 2024 and $314.1 million at fair value as of December 31, 2023)	381,366	626,583
Operating lease liabilities	11,065	10,459
Other liabilities (including other liabilities of consolidated VIEs of $13.8 million and $14.3 million, respectively)	49,699	61,321
Liabilities subject to compromise (Note 6)	291,577	—
Liabilities from discontinued operations	4,022	228,120
Total liabilities	1,097,641	1,347,751
Commitments and contingencies (Note 13)
Stockholders’ (deficit) equity:
Common stock, $0.001 par value; 500,000,000 shares authorized as of December 31, 2024 and December 31, 2023; 1,822,532 and 1,791,286 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively	2	2
Additional paid-in-capital	2,094,889	2,088,381
Accumulated deficit	(2,125,836)	(1,960,712)
Total stockholders’ (deficit) equity	(30,945)	127,671
Total liabilities and stockholders’ (deficit) equity	$1,066,696	$1,475,422

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(DEBTOR-IN-POSSESSION)

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Interest income	$48,681	49,540	$201,833	$178,482

Interest expense:
Warehouse credit facility	6,568	7,635	29,276	19,914
Securitization debt	8,124	5,537	30,084	21,979
Total interest expense	14,692	13,172	59,360	41,893
Net interest income	33,989	36,368	142,473	136,589

Realized and unrealized losses, net of recoveries	31,974	46,368	119,868	122,541
Net interest income after losses and recoveries	2,015	(10,000)	22,605	14,048

Noninterest income:
Servicing income	1,400	2,206	6,501	10,041
Warranties and GAP income (loss), net	1,737	1,981	(2,610)	5,713
CarStory revenue	2,828	2,992	11,610	12,384
Gain on debt extinguishment	—	18,238	—	37,878
Other income	2,506	950	10,850	9,110
Total noninterest income	8,471	26,367	26,351	75,126

Expenses:
Compensation and benefits	20,642	22,287	97,293	86,700
Professional fees	5,617	3,487	12,035	14,552
Software and IT costs	3,065	4,866	15,083	19,601
Depreciation and amortization	7,123	7,393	29,086	29,113
Interest expense on corporate debt	1,285	1,516	5,826	5,976
Impairment charges	—	—	5,159	—
Other expenses	3,443	4,056	16,294	17,687
Total expenses	41,175	43,605	180,776	173,629

Loss from continuing operations before reorganization items and provision for income taxes	(30,689)	(27,238)	(131,820)	(84,455)
Reorganization items, net	5,564	—	5,564	—
Loss from continuing operations before provision for income taxes	(36,253)	(27,238)	(137,384)	(84,455)
Provision for income taxes from continuing operations	463	(334)	856	123
Net loss from continuing operations	$(36,716)	$(26,904)	$(138,240)	$(84,578)
Net loss from discontinued operations	$140	$(114,200)	$(26,884)	(280,033)
Net loss	$(36,576)	$(141,104)	$(165,124)	$(364,611)

Net loss per share attributable to common stockholders, continuing operations, basic and diluted	$(20.15)	$(15.33)	$(76.24)	$(48.82)
Net loss per share attributable to common stockholders, discontinued operations, basic and diluted	$0.08	$(65.06)	$(14.83)	$(160.35)
Total net loss per share attributable to common stockholders, basic and diluted	$(20.07)	$(80.38)	$(91.07)	$(209.17)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	1,822,293	1,755,387	1,813,168	1,743,128

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(DEBTOR-IN-POSSESSION)

(unaudited)

	Year Ended December 31,
	2024	2023
Operating activities
Net loss from continuing operations	$(138,240)	$(85,097)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment charges	5,159	—
Profit share receivable	11,643	—
Gain on debt extinguishment	—	(37,878)
Depreciation and amortization	29,086	29,113
Amortization of debt issuance costs	4,270	3,348
Losses on finance receivables and securitization debt, net	129,601	100,226
Losses on Warranties and GAP	8,020	7,110
Stock-based compensation expense	5,885	6,893
Provision to record finance receivables held for sale at lower of cost or fair value	(4,618)	20,566
Amortization of unearned discounts on finance receivables at fair value	(15,924)	(25,954)
Reorganization items	2,438	—
Other, net	(4,595)	(16,708)
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables, held for sale	(404,203)	(582,170)
Principal payments received on finance receivables, held for sale	186,799	105,858
Other	1,642	(1,606)
Interest receivable	417	(7,241)
Other assets	15,323	11,653
Other liabilities	(8,461)	(10,140)
Net cash used in operating activities from continuing operations	(175,758)	(482,027)
Net cash provided by (used in) operating activities from discontinued operations	78,721	(51,657)
Net cash used in operating activities	(97,037)	(533,684)
Investing activities
Finance receivables, held for investment at fair value
Purchases of finance receivables, held for investment at fair value	—	(3,392)
Principal payments received on finance receivables, held for investment at fair value	115,937	174,748
Consolidation of VIEs	—	11,409
Principal payments received on beneficial interests	2,433	5,193
Purchase of property and equipment	(3,487)	(2,624)
Net cash provided by investing activities from continuing operations	114,883	185,334
Net cash provided by (used in) investing activities from discontinued operations	17,692	(12,181)
Net cash provided by investing activities	132,575	173,153
Financing activities
Proceeds from borrowings under secured financing agreements, net of issuance costs	296,046	261,991
Principal repayment under secured financing agreements	(251,529)	(208,476)
Proceeds from financing of beneficial interests in securitizations	15,821	24,506
Principal repayments of financing of beneficial interests in securitizations	(13,428)	(8,698)
Proceeds from warehouse credit facilities	318,600	480,100
Repayments of warehouse credit facilities	(379,956)	(290,483)
Repurchases of convertible senior notes	—	(36,536)
Proceeds from the issuance of common stock in at-the-market offering, net of offering costs	—	2,399
Other financing activities	(364)	(1,653)
Net cash (used in) provided by financing activities from continuing operations	(14,810)	223,150
Net cash used in financing activities from discontinued operations	(151,178)	(125,810)
Net cash (used in) provided by financing activities	(165,988)	97,340
Net decrease in cash, cash equivalents and restricted cash	(130,450)	(263,191)
Cash, cash equivalents and restricted cash at the beginning of period	208,819	472,010
Cash, cash equivalents and restricted cash at the end of period	$78,369	$208,819

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(DEBTOR-IN-POSSESSION)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$57,688	$40,460
Cash paid for professional fees for services rendered in connection with the Chapter 11 proceedings	$3,009	$—
Cash paid for income taxes	$(1,426)	$5,363
Supplemental disclosure of non-cash investing and financing activities:
Finance receivables from consolidation of 2022-2 securitization transaction	$—	$180,706
Elimination of beneficial interest from the consolidation of 2022-2 securitization transaction	$—	$9,811
Securitization debt from consolidation of 2022-2 securitization transaction	$—	$186,386
Reclassification of finance receivables held for sale to finance receivables at fair value, net	$—	$248,081